EXHIBIT  4.13  FORM  OF  WARRANT  FOR  SHORT  FORM  OFFERING

                                   ----------











                       SHARE PURCHASE WARRANT CERTIFICATE
                       ==================================











                                      FROM:
                                      ----


                       STOCKGROUP INFORMATION SYSTEMS INC.
                       -----------------------------------




                                       TO:
                                       --


                                [WARRANT HOLDER]
                                ----------------








                       STOCKGROUP INFORMATION SYSTEMS INC.
                       -----------------------------------
                        Suite 500, 750 West Pender Street
                      Vancouver, British Columbia, V6C 2T7

                                   ----------

                       SHARE PURCHASE WARRANT CERTIFICATE
                       ==================================

                                                                     No. [seq.].
                                                                     -----------

                       STOCKGROUP INFORMATION SYSTEMS INC.
                       -----------------------------------
         (Incorporated under the laws of the State of Colorado, U.S.A.)


                             SHARE PURCHASE WARRANT
                             ----------------------
                                 (the "Warrant")


          THE  SECURITIES  REPRESENTED  BY  THIS CERTIFICATE MAY NOT BE OFFERED,
          ----------------------------------------------------------------------
SOLD,  TRANSFERRED,  PLEDGED  OR  HYPOTHECATED  IN  THE UNITED STATES OR TO U.S.
   -----------------------------------------------------------------------------
PERSONS  FOR  A  PERIOD  OF UP TO ONE YEAR FROM THE DATE OF ISSUANCE UNLESS SUCH
   -----------------------------------------------------------------------------
OFFER,  SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS MADE PURSUANT TO REGISTRATION
   -----------------------------------------------------------------------------
OR  AN  APPLICABLE  EXEMPTION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS
--------------------------------------------------------------------------------
AMENDED  (THE  "1933  ACT").  IN  ADDITION,  THE  SECURITIES REPRESENTED BY THIS
--------------------------------------------------------------------------------
CERTIFICATE  HAVE  NOT  BEEN  REGISTERED  UNDER  THE 1933 ACT OR THE LAWS OF ANY
--------------------------------------------------------------------------------
STATE,  AND  WILL BE ISSUED PURSUANT TO REGULATION S, WHICH IS AN EXEMPTION FROM
--------------------------------------------------------------------------------
REGISTRATION UNDER THE 1933 ACT.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE
--------------------------------------------------------------------------------
MAY  NOT  BE  OFFERED,  SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE UNITED
--------------------------------------------------------------------------------
STATES  OR  TO  U.S. PERSONS PRIOR TO THE END OF A ONE-YEAR PERIOD COMMENCING ON
--------------------------------------------------------------------------------
THE LATER OF (I) THE DATE THE SECURITIES ARE FIRST OFFERED TO PERSONS OTHER THAN
--------------------------------------------------------------------------------
DISTRIBUTORS  (AS  DEFINED  IN REGULATION S OF THE 1933 ACT) OR (II) THE DATE OF
--------------------------------------------------------------------------------
THE  FINAL  CLOSING OF THE OFFERING OF THE SECURITIES BY THE ISSUER, UNLESS SUCH
--------------------------------------------------------------------------------
OFFER,  SALE,  TRANSFER,  PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH
--------------------------------------------------------------------------------
THE  PROVISIONS  OF  REGULATION  S OR (B) IS MADE PURSUANT TO REGISTRATION OR AN
--------------------------------------------------------------------------------
APPLICABLE  EXEMPTION  UNDER  THE  1933  ACT.  IN ADDITION, HEDGING TRANSACTIONS
--------------------------------------------------------------------------------
INVOLVING  THE  SECURITIES  REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED
--------------------------------------------------------------------------------
UNLESS  IN  COMPLIANCE  WITH  THE  1933 ACT.  THE SECURITIES REPRESENTED BY THIS
--------------------------------------------------------------------------------
CERTIFICATE  ARE  DEEMED  "RESTRICTED SECURITIES" UNDER RULE 905 OF REGULATION S
--------------------------------------------------------------------------------
AND  UNDER RULE 144 OF THE 1933 ACT.  AFTER A ONE-YEAR PERIOD HAS ELAPSED AS SET
--------------------------------------------------------------------------------
OUT  ABOVE, A PURCHASER OF SECURITIES REPRESENTED BY THIS CERTIFICATE MAY OFFER,
--------------------------------------------------------------------------------
SELL, TRANSFER, PLEDGE OR HYPOTHECATE SUCH SECURITIES IN THE UNITED STATES OR TO
--------------------------------------------------------------------------------
U.S. PERSONS PURSUANT TO THE PROVISIONS OF RULE 144(E) OF THE 1933 ACT (WHICH IS
--------------------------------------------------------------------------------
MORE  COMMONLY KNOWN AS THE "DRIBBLE OUT" PERIOD STARTING FROM THE 13TH MONTH TO
--------------------------------------------------------------------------------
THE  24TH  MONTH  OF  OWNERSHIP  OF  SUCH  SECURITIES).  THIS WARRANT MAY NOT BE
--------------------------------------------------------------------------------
EXERCISED  BY OR ON BEHALF OF A U.S. PERSON UNLESS REGISTERED UNDER THE 1933 ACT
--------------------------------------------------------------------------------
OR  AN  EXEMPTION  FROM  SUCH  REGISTRATION  IS  AVAILABLE.
-----------------------------------------------------------


          THIS  IS  TO  CERTIFY  THAT, for value received, [FULL NAME OF WARRANT
          ---------------------------                      ---------------------
HOLDER],  of  [FULL  ADDRESS OF HOLDER] (the "Holder"), is the owner of [NUMBER]
-------                                                                 --------
share purchase warrants (each a "Warrant"). Each two Warrants entitle the Holder to purchase one fully paid and non-assessable share of no par value (each a "Share") of STOCKGROUP INFORMATION SYSTEMS INC. (the "Issuer") at a purchase
                -----------------------------------
price  of  $0.75  per  Share if subscribed for on or before 4:00 p.m. (Vancouver
           -----

time)  on  JUNE  4,  2004  (the  "Time  of  Expiry").  This  Warrant Certificate
           --------------
(sometimes herein called "this Warrant") is subject to the terms and conditions contained hereinbelow together with the terms and conditions which are attached to this Warrant as Schedule "A".


          The aforesaid right to purchase Shares may be exercised by the Holder at anytime and from time to time prior to the Time of Expiry (i) by duly completing in the manner indicated and executing the subscription form attached hereto, (ii) by surrendering this Warrant to either the Issuer or to Pacific Corporate Trust Company, at their respective and principal offices located in Vancouver, British Columbia, and (iii) by paying the appropriate purchase price for the Shares subscribed for either in cash or by certified cheque or money order payable at par to the order of the Issuer. Upon said surrender and payment the Issuer will issue to the Holder the number of Shares subscribed for and said Holder will become a shareholder or shareholders of the Issuer in respect of the Shares as of the date of such surrender and payment. Subject to the terms and conditions of this Warrant, the Issuer will, as soon as practicable after said surrender and payment, mail to the person or persons at the address or addresses specified in the subscription form a certificate or certificates evidencing the Shares subscribed for. If the Holder subscribes for a lesser number of Shares than the number of Shares referred to in this Warrant, the Holder shall be entitled to receive a further Warrant in respect of Shares not subscribed for.


          The Holder may surrender this Warrant to either the Issuer or Pacific Corporate Trust Company, at their respective and principal offices located in Vancouver, British Columbia, in exchange for new certificates representing this Warrant entitling the Holder to purchase in the aggregate the same number of Shares referred to in this Warrant.


     The Holder hereof and the Issuer, by acceptance and issuance of this Warrant, agree that this Warrant and all rights hereunder may not be transferred or assigned. Nothing contained herein shall confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to 4:00 p.m. (Vancouver time) on JUNE 4, 2004 and, from and after
                                                ------------
such time, this Warrant and all rights hereunder shall be void and of no value. This Warrant shall not constitute the holder a member of the Issuer.


          This Warrant is also subject to the terms and conditions which are attached to this Warrant as Schedule "A". Time shall be of the essence hereof.

          IN  WITNESS WHEREOF STOCKGROUP INFORMATION SYSTEMS INC. has caused its
          -------------------------------------------------------
common seal to be affixed and this Warrant to be signed by its authorized representative effective on this 4th day of June, 2003.


          Signed  by:

                           STOCKGROUP  INFORMATION  SYSTEMS  INC.
                           --------------------------------------

          (c/s)
               Per:        --------------------------------------
                                       Authorized  Signatory

                              FORM OF SUBSCRIPTION
                              --------------------



To:          STOCKGROUP  INFORMATION  SYSTEMS  INC.
             --------------------------------------

And  to:     PACIFIC  CORPORATE  TRUST  COMPANY
             ----------------------------------


     IN  ORDER TO EXERCISE THIS WARRANT THE HOLDER MUST REPRESENT THAT HE IS NOT
     ---------------------------------------------------------------------------
A  U.S.  PERSON  AND  IS NOT EXERCISING THIS WARRANT ON BEHALF OF A U.S. PERSON.
--------------------------------------------------------------------------------


          THE  SECURITIES  REPRESENTED  BY  THIS CERTIFICATE MAY NOT BE OFFERED,
          ----------------------------------------------------------------------
SOLD,  TRANSFERRED,  PLEDGED  OR  HYPOTHECATED  IN  THE UNITED STATES OR TO U.S.
   -----------------------------------------------------------------------------
PERSONS  FOR  A  PERIOD  OF UP TO ONE YEAR FROM THE DATE OF ISSUANCE UNLESS SUCH
   -----------------------------------------------------------------------------
OFFER,  SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS MADE PURSUANT TO REGISTRATION
   -----------------------------------------------------------------------------
OR  AN  APPLICABLE  EXEMPTION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS
--------------------------------------------------------------------------------
AMENDED  (THE  "1933  ACT").  IN  ADDITION,  THE  SECURITIES REPRESENTED BY THIS
--------------------------------------------------------------------------------
CERTIFICATE  HAVE  NOT  BEEN  REGISTERED  UNDER  THE 1933 ACT OR THE LAWS OF ANY
--------------------------------------------------------------------------------
STATE,  AND  WILL BE ISSUED PURSUANT TO REGULATION S, WHICH IS AN EXEMPTION FROM
--------------------------------------------------------------------------------
REGISTRATION UNDER THE 1933 ACT.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE
--------------------------------------------------------------------------------
MAY  NOT  BE  OFFERED,  SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE UNITED
--------------------------------------------------------------------------------
STATES  OR  TO  U.S. PERSONS PRIOR TO THE END OF A ONE-YEAR PERIOD COMMENCING ON
--------------------------------------------------------------------------------
THE LATER OF (I) THE DATE THE SECURITIES ARE FIRST OFFERED TO PERSONS OTHER THAN
--------------------------------------------------------------------------------
DISTRIBUTORS  (AS  DEFINED  IN REGULATION S OF THE 1933 ACT) OR (II) THE DATE OF
--------------------------------------------------------------------------------
THE  FINAL  CLOSING OF THE OFFERING OF THE SECURITIES BY THE ISSUER, UNLESS SUCH
--------------------------------------------------------------------------------
OFFER,  SALE,  TRANSFER,  PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH
--------------------------------------------------------------------------------
THE  PROVISIONS  OF  REGULATION  S OR (B) IS MADE PURSUANT TO REGISTRATION OR AN
--------------------------------------------------------------------------------
APPLICABLE  EXEMPTION  UNDER  THE  1933  ACT.  IN ADDITION, HEDGING TRANSACTIONS
--------------------------------------------------------------------------------
INVOLVING  THE  SECURITIES  REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED
--------------------------------------------------------------------------------
UNLESS  IN  COMPLIANCE  WITH  THE  1933 ACT.  THE SECURITIES REPRESENTED BY THIS
--------------------------------------------------------------------------------
CERTIFICATE  ARE  DEEMED  "RESTRICTED SECURITIES" UNDER RULE 905 OF REGULATION S
--------------------------------------------------------------------------------
AND  UNDER RULE 144 OF THE 1933 ACT.  AFTER A ONE-YEAR PERIOD HAS ELAPSED AS SET
--------------------------------------------------------------------------------
OUT  ABOVE, A PURCHASER OF SECURITIES REPRESENTED BY THIS CERTIFICATE MAY OFFER,
--------------------------------------------------------------------------------
SELL, TRANSFER, PLEDGE OR HYPOTHECATE SUCH SECURITIES IN THE UNITED STATES OR TO
--------------------------------------------------------------------------------
U.S. PERSONS PURSUANT TO THE PROVISIONS OF RULE 144(E) OF THE 1933 ACT (WHICH IS
--------------------------------------------------------------------------------
MORE  COMMONLY KNOWN AS THE "DRIBBLE OUT" PERIOD STARTING FROM THE 13TH MONTH TO
--------------------------------------------------------------------------------
THE  24TH  MONTH  OF  OWNERSHIP  OF  SUCH  SECURITIES).  THIS WARRANT MAY NOT BE
--------------------------------------------------------------------------------

EXERCISED  BY OR ON BEHALF OF A U.S. PERSON UNLESS REGISTERED UNDER THE 1933 ACT
--------------------------------------------------------------------------------
OR  AN  EXEMPTION  FROM  SUCH  REGISTRATION  IS  AVAILABLE.
-----------------------------------------------------------


          The undersigned holder of the attached Warrant hereby subscribes for _______________ Shares of STOCKGROUP INFORMATION SYSTEMS INC. (again the
                             --------------------------------------
"Issuer")  pursuant  to  the  attached  Warrant at a purchase price of $0.75 per
                                                                       -----
Share  if subscribed for on or before 4:00 p.m. (Vancouver time) on JUNE 4, 2004
                                                                    ------------
(or such number of other shares or securities to which such subscription entitles it in lieu thereof or in addition thereto under the terms and conditions mentioned in the within Warrant) on the terms specified in the said Warrant. This subscription is accompanied by a certified cheque or money order payable to or to the order of the Issuer for the whole amount of the purchase price of the said Shares.


          The undersigned hereby directs that the said Shares be registered as follows:


       Name  in Full                  Address                   Number of Shares
       -------------                  -------                   ----------------


----------------------------   -----------------------------  ------------------

----------------------------   -----------------------------  ------------------

----------------------------   -----------------------------  ------------------



                                   Total:          _________________
                                   -----


          DATED  this           day  of                    ,            .
                     ----------         -------------------   --     ---


In  the  presence  of:


______________________________          ______________________________
Witness                                 Signature  of  Warrant  Holder


                                         ______________________________
                                         If  Warrant  Holder  is  not  an
                                         individual, name and title of signatory


Please  print  below  your  name  and  address  in  full:


Name:
                     ----------------------------------

Address:

                     ----------------------------------

                     ----------------------------------

                                   SCHEDULE A
                                   ----------



                              TERMS AND CONDITIONS
                              --------------------

                                       OF
                                       --

                                    WARRANTS
                                    --------



          These are the Terms and Conditions which are attached to the Share Purchase Warrants issued by STOCKGROUP INFORMATION SYSTEMS INC.


     IN  ORDER TO EXERCISE THIS WARRANT THE HOLDER MUST REPRESENT THAT HE IS NOT
     ---------------------------------------------------------------------------
A  U.S.  PERSON  AND  IS NOT EXERCISING THIS WARRANT ON BEHALF OF A U.S. PERSON.
--------------------------------------------------------------------------------


          THE  SECURITIES  REPRESENTED  BY  THIS CERTIFICATE MAY NOT BE OFFERED,
          ----------------------------------------------------------------------
SOLD,  TRANSFERRED,  PLEDGED  OR  HYPOTHECATED  IN  THE UNITED STATES OR TO U.S.
   -----------------------------------------------------------------------------
PERSONS  FOR  A  PERIOD  OF UP TO ONE YEAR FROM THE DATE OF ISSUANCE UNLESS SUCH
   -----------------------------------------------------------------------------
OFFER,  SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS MADE PURSUANT TO REGISTRATION
   -----------------------------------------------------------------------------
OR  AN  APPLICABLE  EXEMPTION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS
--------------------------------------------------------------------------------
AMENDED  (THE  "1933  ACT").  IN  ADDITION,  THE  SECURITIES REPRESENTED BY THIS
--------------------------------------------------------------------------------
CERTIFICATE  HAVE  NOT  BEEN  REGISTERED  UNDER  THE 1933 ACT OR THE LAWS OF ANY
--------------------------------------------------------------------------------
STATE,  AND  WILL BE ISSUED PURSUANT TO REGULATION S, WHICH IS AN EXEMPTION FROM
--------------------------------------------------------------------------------
REGISTRATION UNDER THE 1933 ACT.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE
--------------------------------------------------------------------------------
MAY  NOT  BE  OFFERED,  SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE UNITED
--------------------------------------------------------------------------------
STATES  OR  TO  U.S. PERSONS PRIOR TO THE END OF A ONE-YEAR PERIOD COMMENCING ON
--------------------------------------------------------------------------------
THE LATER OF (I) THE DATE THE SECURITIES ARE FIRST OFFERED TO PERSONS OTHER THAN
--------------------------------------------------------------------------------
DISTRIBUTORS  (AS  DEFINED  IN REGULATION S OF THE 1933 ACT) OR (II) THE DATE OF
--------------------------------------------------------------------------------
THE  FINAL  CLOSING OF THE OFFERING OF THE SECURITIES BY THE ISSUER, UNLESS SUCH
--------------------------------------------------------------------------------
OFFER,  SALE,  TRANSFER,  PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH
--------------------------------------------------------------------------------
THE  PROVISIONS  OF  REGULATION  S OR (B) IS MADE PURSUANT TO REGISTRATION OR AN
--------------------------------------------------------------------------------
APPLICABLE  EXEMPTION  UNDER  THE  1933  ACT.  IN ADDITION, HEDGING TRANSACTIONS
--------------------------------------------------------------------------------
INVOLVING  THE  SECURITIES  REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED
--------------------------------------------------------------------------------
UNLESS  IN  COMPLIANCE  WITH  THE  1933 ACT.  THE SECURITIES REPRESENTED BY THIS
--------------------------------------------------------------------------------
CERTIFICATE  ARE  DEEMED  "RESTRICTED SECURITIES" UNDER RULE 905 OF REGULATION S
--------------------------------------------------------------------------------
AND  UNDER RULE 144 OF THE 1933 ACT.  AFTER A ONE-YEAR PERIOD HAS ELAPSED AS SET
--------------------------------------------------------------------------------
OUT  ABOVE, A PURCHASER OF SECURITIES REPRESENTED BY THIS CERTIFICATE MAY OFFER,
--------------------------------------------------------------------------------
SELL, TRANSFER, PLEDGE OR HYPOTHECATE SUCH SECURITIES IN THE UNITED STATES OR TO
--------------------------------------------------------------------------------
U.S. PERSONS PURSUANT TO THE PROVISIONS OF RULE 144(E) OF THE 1933 ACT (WHICH IS
--------------------------------------------------------------------------------
MORE  COMMONLY KNOWN AS THE "DRIBBLE OUT" PERIOD STARTING FROM THE 13TH MONTH TO
--------------------------------------------------------------------------------
THE  24TH  MONTH  OF  OWNERSHIP  OF  SUCH  SECURITIES).  THIS WARRANT MAY NOT BE
--------------------------------------------------------------------------------
EXERCISED  BY OR ON BEHALF OF A U.S. PERSON UNLESS REGISTERED UNDER THE 1933 ACT
--------------------------------------------------------------------------------
OR  AN  EXEMPTION  FROM  SUCH  REGISTRATION  IS  AVAILABLE.
-----------------------------------------------------------


                          ARTICLE ONE - INTERPRETATION
                          ----------------------------


Section  1.01  -  Definitions
                  -----------


          In these Terms and Conditions, unless there is something in the subject matter or context inconsistent:


     (a) "Issuer" means Stockgroup Information Systems Inc. or any successor company referred to in Article 7;

     (b) "Issuer's Auditors" means an independent firm of accountants duly appointed as auditors of the Issuer;


     (c) "Current Market Price" of the shares at any date means the closing price for such shares for the trading day immediately prior to such date on the TSX Venture Exchange (or if there is not a closing price on such date, the average of the bid and ask prices) or, if on such date the shares are not listed on the TSX Venture Exchange, on such stock exchange or over-the-counter market upon which the shares are listed or quoted;


     (d) "Director" means a director of the Issuer for the time being, and reference, without more, to action by the Directors of the Issuer shall mean action taken by the directors of the Issuer as a board, or whenever duly empowered, action by an executive committee of the board;


     (e) "Dividends Paid in the Ordinary Course" means dividends paid on the shares in any fiscal year of the Issuer, whether in: (1) cash; (2) shares of the Issuer; (3) warrants or similar rights to purchase any shares of the Issuer; or (4) property or other assets of the Issuer; provided that the amount or value of such dividends (any such shares, warrants or similar rights, or property or other assets so distributed to be valued at the fair market value of such shares, warrants or similar rights, or property or other assets, as the case may be, as determined by action by the Directors (such determination to be conclusive)), does not in such fiscal year exceed the greatest of:


          (i) 150% of the aggregate amount of dividends declared payable by the Issuer on the shares in the period of twelve consecutive months ended immediately prior to the first day of such fiscal year; and


          (ii) 100% of the consolidated net income of the Issuer before extraordinary items for the period of twelve consecutive months ended immediately prior to the first day of such fiscal year less the amount of all dividends payable on all shares ranking prior to or on a parity with the shares in respect of the payment of dividends (such consolidated net income, extraordinary items and dividends to be shown in the audited consolidated financial statements of the Issuer for such period of twelve consecutive months or if there are no audited consolidated financial statements for such period, computed in accordance with generally accepted accounting principles, consistent with those applied in the preparation of the most recent audited consolidated financial statements of the Issuer);


     (f) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expressions "Article" or "Section" followed by a number refer to the specified Article or Section of these Terms and Conditions;


     (g) "Issuance Date" means that date on which the Issuer issued the Warrants;


     (h) "person" means an individual, Issuer, partnership, trustee or any unincorporated organization, and any words importing persons have a similar meaning;

     (i) "shares" means the no par value shares in the capital of the Issuer as constituted at the Issuance Date and any shares resulting from any subdivision or consolidation of the shares;


     (j)  "Time  of  Expiry"  means  4:00 p.m. (Vancouver time) on June 4, 2004;


     (k) "Transfer Agent" means Pacific Corporate Trust Company at its office located at the 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8;


     (l) "Warrants" means the Warrants of the Issuer issued and presently authorized, as set out in Section 2.01 and for the time being outstanding, and any other warrants made subject to these Terms and Conditions;


     (m) "Warrant Holders" or "Holders" means the registered holders of the Warrants for the time being;


     (n) "Warrant Holders' Request" means an instrument signed in one or more counterparts by Warrant Holders entitled to purchase in the aggregate not less than 25% of the aggregate number of shares which could be purchased pursuant to all the Warrants outstanding for the time being, requesting the Issuer to take some action or proceeding; and

     (o) words importing the singular number include the plural and vice versa, and words importing the masculine gender include the feminine and neuter genders.


Section  1.02  -  Interpretation  Not  Affected  by  Headings
                  -------------------------------------------


          The division of these Terms and Conditions into Articles and Sections and the insertion of headings are for convenience of reference only and will not affect their construction of interpretation.


Section  1.03  -  Applicable  Law
                  ---------------


          The Warrants will be construed in accordance with the laws of British Columbia and will be treated in all respects as British Columbia contracts.


                         ARTICLE TWO - ISSUE OF WARRANTS
                         -------------------------------


Section  2.01  -  Issue  of  Warrants
                  -------------------


          Warrants entitling the Holders thereof to purchase an aggregate of up to 1,082,500 shares are authorized to be issued by the Issuer on the basis of an issue of 2,165,000 Warrants where two Warrants are required to purchase one share of the Issuer.

Section  2.02  -  Additional  Warrants
                  --------------------


          Nothing contained herein shall preclude the Issuer from time to time to make further equity or debt offerings and sell additional shares, warrants or grant options or similar rights to purchase shares of its capital stock.


Section  2.03  -  Issue  in  Substitution  for  Lost  Warrants
                  --------------------------------------------


     (a) Subject to Section 2.03(b), if a Warrant is mutilated, lost, destroyed or stolen, the Issuer shall issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant, and the substituted Warrant will be entitled to the benefit of these Terms and Conditions and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Issuer.


     (b) The applicant for the issue of a new Warrant will bear the cost of its issue and in case of loss, destruction or theft, furnish to the Issuer such evidence of ownership and of loss, destruction or theft of the Warrant so lost, destroyed or stolen, as will be satisfactory to the Issuer in its discretion, and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Issuer in its discretion, and will pay the reasonable charges of the Issuer in connection with such issuance of a new Warrant.


Section  2.04  -  Warrant  Holder  Not  a  Shareholder
                  ------------------------------------


          The holding of a Warrant will not constitute the Holder a member of the Issuer, nor entitle him to any right or interest except as expressly provided in the Warrant and herein.


                     ARTICLE THREE - OWNERSHIP AND TRANSFER
                     --------------------------------------


Section  3.01  -  Exchange  of  Warrants
                  ----------------------


     (a) Warrants in any authorized denomination may, upon compliance with the reasonable requirements of the Issuer, be exchanged for Warrants in any other authorized denomination, of the same class and date of expiry, entitling the Holder to purchase an equal aggregate number of shares at the same subscription price and on the same terms as the Warrants so exchanged.


     (b) Warrants may be exchanged only at the office of the Transfer Agent and any Warrants tendered for exchange will be surrendered to the Transfer Agent and cancelled.


     (c) On exchange of Warrants, the Transfer Agent, except as otherwise herein provided, may charge a sum not exceeding $10.00 for each new Warrant issued, and payment of such charges and of any transfer taxes or governmental or other charges required to be paid will be made by the party requesting such exchange.

Section  3.02  -  Ownership  of  Warrants
                  -----------------------


     (a) The Issuer and Transfer Agent may deem and treat the registered holder of any Warrant as the absolute owner of such Warrant, for all purposes, and will not be affected by any notice or knowledge to the contrary.


     (b) The registered holder of any Warrant will be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Issuer and the original or any intermediate Holder and all persons may act accordingly, and the receipt of any such holder for the shares will be a good discharge to the Issuer and the Transfer Agent for the same and neither the Issuer nor the Transfer Agent will be bound to inquire into the title of any such holder.


Section  3.03  -  Transfer  of  Warrants
                  ----------------------


          The  Warrants  are  non-transferable.


Section  3.04  -  Notice  to  Warrant  Holders
                  ----------------------------


          Any notice to be given to Warrant Holders will be deemed to be validly given if delivered or sent by ordinary post addressed to such Warrant holders at the addresses appearing on the register hereinbefore mentioned and shall be deemed to have been effectively given on the date of delivery or, if mailed, on the seventh business day following the date of mailing.


                       ARTICLE FOUR - EXERCISE OF WARRANTS
                       -----------------------------------


Section  4.01  -  Method  of  Exercise  of  Warrants
                  ----------------------------------


          The right to purchase shares conferred by the Warrants may be exercised, before the Time of Expiry, by the Holder of such Warrant surrendering it, with a duly completed and executed subscription in the form attached thereto and cash or a certified cheque or money order payable to or to the order of the Issuer, at par in Vancouver, British Columbia, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of Canada, to the Transfer Agent at its principal office in the City of Vancouver.


Section  4.02  -  Effect  of  Exercise  of  Warrants
                  ----------------------------------


          As soon as practicable, but in any event within three business days, after surrender and payment, and subject to the terms and conditions set forth herein, the Issuer will cause to be delivered to the person or persons in whose name or names the shares subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered. Upon issuance, such person or persons shall be deemed to have become the holder or holders of record of such shares on the date of surrender and payment.


Section  4.03  -  Subscription  for  Less  than  Entitlement
                  ------------------------------------------


          The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Transfer Agent will issue a new Warrant in respect of the balance of the shares which the Holder was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.


Section  4.04  -  Warrants  for  Fractions  of  Shares
                  ------------------------------------


          No fractional shares shall be issued upon exercise of these Warrants. If any fractional interest in a share would, except for the provisions of the first sentence of this Section 4.04, be deliverable upon the exercise of a Warrant, the number of shares to be issued to the Warrant Holder upon exercise of the Warrant shall be rounded up to the next whole number.


Section  4.05  -  Expiration  of  Warrants
                  ------------------------


          After the Time of Expiry all rights attaching to the Warrants will wholly cease and terminate and the Warrants will be void and of no effect.


Section  4.06  -  Exercise  Price
                  ---------------


          The price per share which must be paid to exercise a Warrant (the "Exercise Price") is as prescribed by resolution of the Board of Directors of the Issuer and set forth on the face of the Warrant certificate subject to adjustment as provided for herein.


Section  4.07  -  Adjustment  of  Subscriptions  Rights  and  Exercise  Price
                  -----------------------------------------------------------


          The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the events and in the manner following:


     (a)  Share Reorganization. If prior to the Time of Expiry the Issuer shall:
          ---------------------


          (i) issue shares without the receipt of any consideration therefor to all or substantially all of the holders of the shares by way of stock dividend or other distribution (other than as dividends paid in the common course ("Dividends Paid in the Common Course")), or


          (ii) subdivide its outstanding shares into a greater number of shares; or

          (iii) consolidate its outstanding shares into a lesser number of shares,


          (any of such events in these clauses (i), (ii) and (iii) being called a "Share Reorganization"), then the Exercise Price shall be adjusted as of the effective date or record date, as the case may be, at which the holders of shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which shall be the number of shares outstanding as of the effective date or record date after giving effect to such Share Reorganization.


     (b)  Rights Offering. If prior to the Time of Expiry the Issuer shall fix a
          ----------------
          record date for the issue of rights, options or warrants to all or substantially all of the holders of shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue ("Rights Period"), to subscribe for or purchase shares at a price per share to the holder of less than 95% of the Current Market Price for the shares on such record date (any of such events being called a "Rights Offering"), then the Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:


          (i)  the  numerator  of  which  shall  be  the  aggregate  of:


               A. the number of shares outstanding as of the record date for the Rights Offering; and


               B. a number determined by dividing (1) the product of the number of shares issued or subscribed during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering and the price at which such shares are offered by (2) the Current Market Price of the shares as of the record date for the Rights Offering; and


          (ii) the denominator of which shall be the number of shares outstanding after giving effect to the Rights Offering and including the number of shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering.


          Any Warrant Holder who shall have exercised his right to purchase shares in accordance with Article 4 during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor shall, in addition to the shares to which he is otherwise entitled upon such exercise in accordance with Article 4, be entitled to that number of additional shares equal to the result obtained when the difference, if any, resulting from the subtraction of the Exercise Price as adjusted for such Rights Offering pursuant to this subsection (b) from the Exercise Price in effect immediately prior to the end of such Rights Offering is multiplied by the number of shares purchased upon exercise of the

          Warrants held by such Warrant Holder during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection 4.7(b); provided that the provisions of Article 4 shall be applicable to any fractional interest in any share to which such Warrant Holder might otherwise be entitled under the foregoing provisions of this subsection 4.7(b). Such additional shares shall be deemed to have been issued to the Warrant Holder immediately following the end of the Rights Period and a certificate for such additional shares shall be delivered to such Warrant Holder within ten business days following the end of the Rights Period.


     (c)  Special  Distribution. If prior to the Time of Expiry the Issuer shall
          ---------------------
          issue or distribute to all or to substantially all the holders of the shares:


          (i) securities of the Issuer including rights, options or warrants to acquire shares of any class or securities exchangeable for or convertible into or exchangeable into any such shares or property or assets and including evidences of its indebtedness; or


          (ii) any  property  or  other  assets;


          and  if  such  issuance  or distribution does not constitute Dividends
          Paid in the Ordinary Course, a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), the Exercise Price shall be adjusted effective immediately after the record date at which the holders of affected shares are determined for purposes of the Special Distribution to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:


          (iii)  the  numerator  of  which  shall  be:


               A. the product of the number of shares outstanding on such record date and the Current Market Price of the shares on such record date; less


               B. the excess, if any, of (1) the fair market value on such record date, as determined by action by the Directors (whose determination shall be conclusive), to the holders of the shares of such securities or property or other assets so issued or distributed in the Special Distribution over (2) the fair market value of the consideration received therefor by the Issuer from the holders of the shares, as determined by action by the Directors (whose determination shall be conclusive); and


          (iv) the denominator of which shall be the number of shares outstanding on such record date multiplied by the Current Market Price of the shares on such record date.


     (d)  Capital  Reorganization. If prior to the Time of Expiry there shall be
          ----------------------
          a reclassification of shares at any time outstanding or a change of the shares into other shares or into other securities (other than a Share Reorganization), or a consolidation, amalgamation, arrangement or merger of the Issuer with or into any other Issuer or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification of the outstanding shares or a change of the shares into other securities), or a transfer of the undertaking or assets of the Issuer as an entirety or substantially as an entirety to another Issuer or other entity (any of such events being herein called a "Capital Reorganization"), any Warrant Holder who exercises his right to purchase shares pursuant to Warrant(s) then held after the effective date of such Capital Reorganization shall be entitled to receive, and shall accept for the same aggregate consideration in lieu of the number of shares to which such holder was theretofore entitled upon such exercise the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Warrant Holder had been the registered holder of the number of shares to which such holder was theretofore entitled upon exercise of the Warrant subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in Section 4.07 hereof, provided, however, that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken to so entitle the Warrant Holders. If determined appropriate by the Issuer, acting reasonably, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 4 with respect to the rights and interests thereafter of Warrant Holders to the end that the provisions set forth in this Article 4 shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustments shall be made by and set forth in terms and conditions supplemental hereto approved by action by the Directors and by the Issuer, acting reasonably and shall for all purposes be conclusively deemed to be appropriate adjustments.


     (e) If prior to the Time of Expiry a Share Reorganization shall occur which results in an adjustment in the Exercise Price pursuant to the provisions of this Section 4.07, the number of shares purchasable pursuant to each whole Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.


Section  4.08  - Rules Regarding Calculation of Adjustment of Exercise Price and
                 ---------------------------------------------------------------
Number  of  shares  Purchasable  upon  Exercise
 ----------------------------------------------


          For  the  purposes  of  Section  4.07:


     (a) The adjustments provided for in Section 4.07 are cumulative, and shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and shall be made successively whenever an event referred to therein shall occur, subject to the following subsections of this Section 4.08.


     (b) No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least 1.5% in the prevailing Exercise Price and no adjustment shall be made in the number of shares purchasable upon exercise of a Warrant unless it would result in a change of at least one one-tenth of a share; provided, however, that any adjustments which, except for the provisions of this subsection 4.08(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.


     (c) Subject to the prior consent of the Canadian Venture Exchange, no adjustment in the Exercise Price or in the number of shares purchasable upon exercise of Warrants shall be made in respect of any event described in Section 4.07, other than the events referred to in clauses (ii) and (iii) of subsection (a) thereof, if Warrant Holders are entitled to participate in such event on the same terms, mutatis mutandis, as if Warrant Holders had exercised their Warrants prior to or on the effective date or record date of such event.


     (d)  No  adjustment in the Exercise Price shall be made pursuant to Section
          4.07  in  respect  of  the  issue  from  time  to  time:


          (i)  of  shares  purchasable  on  exercise  of  the  Warrants;  or


          (ii) in respect of the issue from time to time as Dividends Paid in the Ordinary Course of shares to holders of shares who exercise an option or election to receive substantially equivalent dividends in shares in lieu of receiving a cash dividend;


          and  any  such issue shall be deemed not to be a Share Reorganization.


     (e) If a dispute shall at any time arise with respect to adjustments provided for in Section 4.07, such dispute shall be conclusively determined by the Issuer's Auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the Directors and any such determination shall be binding upon the Issuer and the Warrant Holders; such auditors or accountants shall be provided access to all necessary records of the Issuer. In the event that any such determination is made, the Issuer shall deliver a certificate to the Warrant Holders describing such determination.


     (f) In case the Issuer after the date of issue of the Warrants shall take any action affecting the shares, other than action described in
          Section 4.07, which in the opinion of the Directors of the Issuer would materially affect the rights of Warrant Holders, the Exercise Price or the number of shares purchasable upon exercise shall be adjusted in such manner, if any, and at such time, by action by the Directors, in their sole discretion as they may determine to be equitable in the circumstances, but subject in all cases to the prior approval of the TSX Venture Exchange and to all other necessary regulatory approvals. Failure of the taking of action by the Directors so as to provide for an adjustment on or prior to the effective date of any action by the Issuer affecting the shares shall be conclusive evidence that the Board of Directors of the Issuer has determined that it is equitable to make no adjustment in the circumstances.

     (g) If the Issuer shall set a record date to determine the holders of the shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of shares purchasable upon exercise of any Warrant shall be required by reason of the setting of such record date.


     (h) In the absence of a resolution of the Directors fixing a record date for a Special Distribution or Rights Offering, the Issuer shall be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.


     (i) As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise thereof, the Issuer shall take any corporate action which may, in the opinion of counsel to the Issuer, be necessary in order that the Issuer have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which all the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions thereof.


Section  4.09  -  Postponement  of  Subscription
                  ------------------------------


          In any case in which this Article 4 shall require that an adjustment shall be effective immediately after a record date for an event referred to herein, the Issuer may defer, until the occurrence of such an event:


     (a) issuing to the Holder of any Warrant exercised after such record date and before the occurrence of such event, the additional shares issuable upon such exercise by reason of the adjustment required by such event; and


     (b) delivering to such Holder any distributions declared with respect to such additional shares after such Exercise Date and before such event;


provided, however, that the Issuer shall deliver to such Holder an appropriate instrument evidencing such Holder's right, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of shares purchasable on the exercise of any Warrant to such distributions declared with respect to any additional shares issuable on the exercise of any Warrant.


Section  4.10  -  Notice  of  Adjustment  of Exercise Price and Number of shares
                  --------------------------------------------------------------
Purchasable  Upon  Exercise
     ----------------------


     (a) At least 14 days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exercise Price and the number of shares which are purchasable upon the exercise thereof, or such longer period of notice as the Issuer shall be required to provide holders of shares in respect of any such event, the Issuer shall give notice to the Warrant Holders by way of a certificate of the Issuer specifying the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment.


     (b) In case any adjustment for which a notice in subsection 4.10(a) of this Section 4.10 has been given is not then determinable the Issuer shall promptly after such adjustment is determinable, give notice to the Warrant Holders of the adjustment and the computation of such adjustment.


Section  4.11  -  Legending  of  Warrants  and  shares
                  ------------------------------------


     (a) The Holder of any Warrants hereby agrees and consents by acceptance hereof that the certificate or certificates representing such Warrants shall be impressed with a legend (the "Legend") reciting that the transfer thereof is restricted for a prescribed period (the "Restricted Period"), substantially in the following form:


"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE UNITED STATES OR TO U.S. PERSONS FOR A PERIOD OF UP TO ONE YEAR FROM THE DATE OF ISSUANCE UNLESS SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS MADE PURSUANT TO REGISTRATION OR AN APPLICABLE EXEMPTION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT OR THE LAWS OF ANY STATE, AND WILL BE ISSUED PURSUANT TO REGULATION S, WHICH IS AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE UNITED STATES OR TO U.S. PERSONS PRIOR TO THE END OF A ONE-YEAR PERIOD COMMENCING ON THE LATER OF
(I) THE DATE THE SECURITIES ARE FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR (II) THE DATE OF THE FINAL CLOSING OF THE OFFERING OF THE SECURITIES BY THE ISSUER, UNLESS SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OR (B) IS MADE PURSUANT TO REGISTRATION OR AN
APPLICABLE EXEMPTION UNDER THE 1933 ACT. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE DEEMED "RESTRICTED SECURITIES" UNDER RULE 905 OF REGULATION S AND UNDER RULE 144 OF THE 1933 ACT. AFTER A ONE-YEAR PERIOD HAS ELAPSED AS SET OUT ABOVE, A PURCHASER OF SECURITIES REPRESENTED BY THIS CERTIFICATE MAY OFFER, SELL, TRANSFER, PLEDGE OR HYPOTHECATE SUCH SECURITIES IN THE UNITED STATES OR TO U.S. PERSONS PURSUANT TO THE PROVISIONS OF RULE 144(E) OF THE 1933 ACT (WHICH IS MORE COMMONLY KNOWN AS THE "DRIBBLE OUT" PERIOD STARTING FROM THE 13TH MONTH TO THE 24TH MONTH OF OWNERSHIP OF SUCH SECURITIES). THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.".


     (b) The Holder and any transferee thereof acknowledges by acceptance hereof that if any Warrants are exercised during the Restricted Period, the certificate or certificates representing the shares issuable upon such exercise shall also be impressed with the Legend set forth above unless counsel reasonably acceptable to the Issuer delivers an unqualified opinion that such Legend need not be imposed.

                     ARTICLE FIVE - COVENANTS BY THE ISSUER
                     --------------------------------------


Section  5.01  -  Reservation  of  Shares
                  -----------------------


          The Issuer will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto.


                    ARTICLE SIX - MEETING OF WARRANT HOLDERS
                    ----------------------------------------


Section  6.01  -  Right  to  Convene  Meeting
                  ---------------------------


     (a) The Issuer may at any time and from time to time, and will on receipt of a Warrant Holder's Request and upon being indemnified to its reasonable satisfaction by the Warrant Holders signing such Warrant Holder's Request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Warrant Holders.


     (b) If the Issuer fails, within 15 days after receipt of such Warrant Holder's Request and indemnity, to give notice convening a meeting, such Warrant Holders may convene such meeting.


     (c) Every such meeting will be held in the City of Vancouver, Province of British Columbia, unless required by law to be held elsewhere in Canada.


Section  6.02  -  Notice
                  ------


          At least 30 days' notice of any meeting will be given by the Issuer to the Warrant Holders. Such notice will state the time when and the place where the meeting is to be held and will state briefly the general nature of the business to be transacted, but it will not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article.


Section  6.03  -  Chairman
                  --------


          Some person nominated in writing by the Issuer will be Chairman of the meeting and if no person is so nominated, or if the person so nominated is not present within fifteen minutes from the time fixed for the holding of the meeting, the Warrant Holders present in person or by proxy will choose some person present to be Chairman.


Section  6.04  -  Quorum
                  ------


          Subject to the provisions of Section 6.12, at any meeting of the Warrant Holders a quorum will consist of Warrant Holders present in person or by proxy and entitled to purchase at least 25% of the aggregate number of shares which could be purchased pursuant to all the then outstanding Warrants of the class, provided that at least two persons entitled to vote are personally present. If a quorum of the Warrant Holders is not present within half-an-hour


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from  the  time  fixed  for holding any meeting, the meeting, if summoned by the
Warrant Holders, or on a Warrant Holder's request, will be dissolved; but in any other case the meeting will be adjourned to the same day in the next week (unless such day is a non-business day, in which case it will be adjourned to the next following business day) at the same time and place. At the adjourned meeting the Warrant Holders present in person or by proxy will form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not be entitled to purchase at least 25% of the aggregate number of shares which can be purchased pursuant to all of the then outstanding Warrants.


Section  6.05  -  Power  to  Adjourn
                  ------------------


          The Chairman of any meeting at which a quorum of the Warrant Holders is present may with the consent of the meeting adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.


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Section  6.06  -  Show  of  Hands
                  ---------------


          Every question submitted to a meeting will be decided in the first place by a majority of the votes given on a show of hands. At any such meeting, unless a poll is demanded, a declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority will be conclusive evidence of the fact.


Section  6.07  -  Poll
                  ----


          On any question submitted to a meeting and after a vote by show of hands, when demanded by the Chairman or by one or more of the Warrant Holders acting in person or by proxy and entitled to purchase in the aggregate at least 5% of the aggregate number of shares which could be purchased pursuant to all the Warrants for the time being outstanding, a poll will be taken in such manner as the Chairman will direct. Questions other than extraordinary resolutions will be decided by a majority of the votes cast on the poll.


Section  6.08  -  Voting
                  ------


          On a show of hands every person who is present and entitled to vote, whether as a Warrant Holder or as proxy for one or more absent Warrant Holders or both, will have one vote. On a poll each Warrant Holder present in person or represented by proxy duly appointed by instrument in writing will be entitled to one vote in respect of each share which he is entitled to purchase pursuant to the Warrant or Warrants then held by him. A proxy need not be a Warrant Holder.


Section  6.09  -  Regulations
                  -----------


          The Issuer may from time to time make or vary such regulations as it will think fit:


     (a) for the issue of voting certificates by any bank, trust company or other depository, certifying that specified Warrants have been deposited with it by a named Holder and will remain on deposit until after the meeting, which voting certificate will entitle the Holders to be present and vote at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the holders so named in such voting certificates were the actual bearers of the Warrants specified therein;


     (b) for the deposit of voting certificates or instruments appointing proxies at such place and time as the Issuer or the Warrant Holders convening the meeting, as the case may be, may in the notice convening the meeting direct;


     (c) for the deposit of voting certificates or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held, and enabling particulars of such voting certificates or instruments appointing proxies to be mailed, cabled or telegraphed before the meeting to the Issuer at the place where the same is to be held, and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting; and

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     (d)     for  the  form  of  the  instrument  of  proxy.


          Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted. Save as such regulations may provide, the only persons who will be recognized at any meeting as the Holder of any Warrants, or as entitled to vote or be present at the meeting in respect thereof, will be persons who produce Warrants at the meeting.


Section  6.10  -  Issuer  May  Be  Represented
                  ----------------------------


          The Issuer, by its officers and Directors and the legal advisors of the Issuer, may attend any meeting of the Warrant Holders, but will have no vote as such.


Section  6.11  -  Powers  Exercisable  by  Extraordinary  Resolution
                  --------------------------------------------------


          In addition to all other powers conferred upon them by any other provisions hereof or by law, the Warrant Holders at a meeting will have the following powers, exercisable from time to time by extraordinary resolution:


     (a) to enforce any of the covenants on the part of the Issuer contained in the Warrants, or to enforce any of the rights of the Warrant Holders in any manner specified in such extraordinary resolution, or to refrain from enforcing any such covenant or right;


     (b) to waive any default on the part of the Issuer in complying with any provision hereof either conditionally or upon any conditions specified in such extraordinary resolution; and


     (c) to consent to any amendment of the provisions of these Terms and Conditions.


Section  6.12  -  Meaning  of  "Extraordinary  Resolution"
                  ----------------------------------------


     (a) The Expression "extraordinary resolution" when used herein means, subject as hereinafter in this Section and in Section 6.15 provided, a resolution proposed at a meeting of Warrant Holders duly convened for that purpose, and held in accordance with the provisions in this Article contained at which there are present, in person or by proxy, Warrant Holders entitled to purchase at least 25% of the aggregate number of shares which can be purchased pursuant to all the then outstanding Warrants, and passed by the affirmative votes of Warrant Holders entitled to purchase not less than 75% of the aggregate number of shares which can be purchased pursuant to all the then outstanding Warrants represented at the meeting and voted upon such resolution.


     (b) If, at any such meeting called for the purpose of passing an extraordinary resolution, Warrant Holders entitled to purchase 25% of the aggregate number of shares which can be purchased pursuant to all the then outstanding Warrants are not present in person or by proxy


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          within half-an-hour after the time appointed for the meeting, then the meeting,  if  convened  by  Warrant  Holders  or on a Warrant Holder's
          Request, will be dissolved; but in any other case it will stand adjourned and the provisions of Section 6.04 will mutatis mutandis apply.


Section  6.13  -  Powers  Cumulative
                  ------------------


          Any one or more of the powers or any combination of the powers to be exercisable by the Warrant Holders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time will not be deemed to exhaust the right of the Warrant Holders to exercise such power or powers or combination of powers then or any power or powers or combination of powers thereafter from time to time.


Section  6.14  -  Minutes
                  -------


          Minutes of all resolutions and proceedings at every such meeting will be made and duly entered in books to be from time to time provided for that purpose by the Issuer, and any such minutes, if signed by the Chairman of the meeting at which such resolutions were passed or proceedings had, or by the Chairman of the next succeeding meeting of the Warrant Holders, will be prima facie evidence of the matters stated and until the contrary is proved, every such meeting, in respect of the proceedings of which minutes will have been made, will be deemed to have been duly convened and held, and all resolutions passed or proceedings taken, to have been duly passed and taken.


Section  6.15  -  Binding  Effect  of  Resolutions
                  --------------------------------


          Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article at a meeting of Warrant Holders will be binding upon all Warrant Holders.


Section  6.16  -  Status  of  Warrant  Holders
                  ----------------------------


          The Holders of Warrants of a particular class will not be entitled as such to attend or vote at a meeting of the Holders of Warrants of another class, and any action taken at a meeting of the Holders of Warrants of a particular class will in no way affect the rights of the Holders of the Warrants of another class.


            ARTICLE SEVEN - MODIFICATION OF TERMS, MERGER, SUCCESSORS
            ---------------------------------------------------------


Section  7.01  -  Modification  of  Terms  for  Certain  Purposes
                  -----------------------------------------------


          From time to time the Issuer may, and it will, when so directed by these presents, modify these Terms and Conditions, for any one or more or all of the following purposes:


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     (a)  giving  effect  to  any extraordinary resolution passed as provided in
          Article  6;


     (b) adding to or altering these provisions in respect of the registration and transfer of Warrants making provision for the exchange of Warrants of different denominations; and making any modification in the form of the Warrants which does not affect their substance;


     (c) for any other purpose, including the correction or rectification of any ambiguous, defective provisions, errors or omissions herein; and


     (d) to evidence any succession of any corporation and the assumption by any successor of the covenants of the Issuer and in the Warrants contained as provided in this Article.


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Section  7.02  -  No  Extension  of  Expiry  Date
                  -------------------------------


          Notwithstanding Section 7.01, no modification will be made to the Time of Expiry without the prior consent of both the TSX Venture Exchange and the British Columbia Securities Commission.


Section  7.03  -  Issuer  May  Consolidate,  etc.  on  Certain  Terms
                  ---------------------------------------------------


          Nothing will prevent any consolidation, amalgamation or merger of the Issuer with or into any other corporation or corporations, but the corporation formed by such consolidation or into which such merger will have been made will be a corporation organized and existing under the laws of Canada or of the United States of America, or any Province, State, District or Territory thereof, and will, simultaneously with such consolidation, amalgamation or merger assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Issuer.


Section  7.04  -  Successor  Issuer  Substituted
                  ------------------------------


          In case the Issuer is consolidated, amalgamated or merged with or into any other corporation or corporations, the successor corporation formed by such consolidation or amalgamation, or into which the Issuer will have been merged, will succeed to and be substituted for the Issuer hereunder. Such changes in phraseology and form (but not in substance) may be made in the Warrants as may be appropriate in view of such consolidation, amalgamation or merger.

                                   __________


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